                           [FIRST CHICAGO LETTERHEAD]

                             FLEETWOOD CREDIT CORP.            February 15, 1996
                            FCC 1995-B GRANTOR TRUST
              $144,750,000 6.55% ASSET BACKED CERTIFICATES Class A
               $5,250,000 6.75% ASSET BACKED CERTIFICATES Class B

On February 15, 1996, interest earned and principal paid on the underlying collateral for the month of January, 1996 were paid to you by First Chicago, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to section 14.11 of the Standard Terms and Conditions of Agreement Dated January 1, 1995. This payment per $1,000 of original issuance of your holdings is allocated as follows:

                                                                                CLASS A               CLASS B
                                                                                -------               -------
1)       Principal Distributable                                               20.482708             20.482709
2)       Interest Distributable                                                 4.999662              5.152324

3)       Fees Paid to Servicer and L.C. Bank                                  110,488.71              4,007.36
         Per certificate                                                        0.763307              0.763307

4)       a)   Pool Balance after this payment                             129,621,576.18          4,701,300.69
         b)   Pool Factor                                                      0.8954858             0.8954858

5)       Proceeds received during the period
         from physical damage insurance                                                                   0.00

6)       a)   Reserve Fund Balance                                                                3,930,159.42
         b)   % of Pool Balance                                                                          2.93%

7)       Servicer Letter of Credit Amount                                                                  N/A
              % of Pool Balance                                                                            N/A

8)       Proceeds received during the period from dealer
         repurchase obligations related to defaulted
         receivables                                                                                      0.00

9)     a)    Aggregate amount of Paid-Ahead Receivables                                                   N/A
  b)    Aggregate amount of Unreimbursed Advances
         with respect to Paid-Ahead Receivables                                                      N/A
  c)    Change from Previous Month                                                                   N/A

10)       Aggregate unreimbursed Advances
              Prior Month                                                                           759,644.99
              Change from Previous Month                                                            (67,323.15)
              This Month                                                                            692,321.84

11)      Certificate Balance                                             129,621,576.18          4,701,300.69

12)      Class A Principal Carryover Shortfall                                                            0.00
                   Change from preceding period                                                           0.00
         Class A Interest Carryover Shortfall                                                             0.00
                   Change from preceding period                                                           0.00

         Class B Principal Carryover Shortfall                                                            0.00
                   Change from preceding period                                                           0.00
         Class B Interest Carryover Shortfall                                                             0.00
                   Change from preceding period                                                           0.00

13)      Realized Losses                                                                             11,734.21
                   Change from preceding period                                                       3,452.63

14)      Amount due Class B but paid to Class A (subordination)                                           0.00

15)      a)   Amount in the Prefunding Account                                                            0.00
         b)   Negative Carry Amount                                                                       0.00
         c)   Additional Yield Supplement Amounts                                                         N/A

16)      a)   Yield Supplement Amount                                                                     N/A
         b)   Yield Supplement Deposit Amount                                                             N/A
         c)   Yield Supplement Account Balance                                                            N/A

Class A CUSIP NO. 339098AA3 GX89          The First National Bank of Chicago
Class B CUSIP NO. 339098AB1 GX90          as Trustee
                           [FIRST CHICAGO LETTERHEAD]

                             FLEETWOOD CREDIT CORP.            April 15, 1996
                            FCC 1995-B GRANTOR TRUST
              $144,750,000.00 6.55% ASSET BACKED CERTIFICATES Class A
               $5,250,000.00 6.75% ASSET BACKED CERTIFICATES Class B

On April 15, 1996, interest earned and principal paid on the underlying collateral for the month of March, 1996 was paid to you by First chicago, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to section 14.11 of the Standard Terms and Conditions of Agreement
Dated July 1, 1995. This payment per $1,000 or original issuance of your holdings is allocated as follows:

                                                                                CLASS A               CLASS B
                                                                                -------               -------
1)       Principal Distributable                                               24.549713             24.549714
2)       Interest Distributable                                                 4.746168              4.891090

3)       Fees Paid to Servicer and L.C. Bank                                  104,886.70              3,804.18
         Per certificate                                                        0.724606              0.724606

4)       a)   Pool Balance after this payment                             122,310,464.67          4,436,130.84
         b)   Pool Factor                                                      0.8449773             0.8449773

5)       Proceeds received during the period
         from physical damage insurance                                                                   0.00

6)       a)   Reserve Fund Balance                                                                3,802,397.87
         b)   % of Pool Balance                                                                          3.00%

7)       Servicer Letter of Credit Amount                                                                  N/A
              % of Pool Balance                                                                            N/A

8)       Proceeds received during the period from dealer
         repurchase obligations related to defaulted
         receivables                                                                                      0.00

9)       a) Aggregate amount of Paid-Ahead Receivables                                                     N/A
         b) Aggregate amount of Unreimbursed Advances
             with respect to Paid-Ahead Receivables                                                        N/A
         c) Change from Previous Month                                                                     N/A

10)      Aggregate unreimbursed Advances
              Prior Month                                                                           638,001.46
              Change from Previous Month                                                             48,758.90
              This Month                                                                            686,760.36

11)      Certificate Balance                                             122,310,464.67           4,436,130.84

12)      Class A Principal Carryover Shortfall                                                            0.00
                   Change from preceding period                                                           0.00
         Class A Interest Carryover Shortfall                                                             0.00
                   Change from preceding period                                                           0.00

         Class B Principal Carryover Shortfall                                                            0.00
                   Change from preceding period                                                           0.00
         Class B Interest Carryover Shortfall                                                             0.00
                   Change from preceding period                                                           0.00

13)      Realized Losses                                                                             15,992.58
                   Change from preceding period                                                           0.00

13)      Amount due Class B but paid to Class A (subordination)                                           0.00

14)      a)   Amount in the Prefunding Account                                                            0.00
         b)   Negative Carry Amount                                                                       0.00
         c)   Additional Yield Supplement Amounts                                                          N/A

15)      a)   Yield Supplement Amount                                                                      N/A
         b)   Yield Supplement Deposit Amount                                                              N/A
         c)   Yield Supplement Account Balance                                                             N/A

Class A CUSIP NO. 339098 AA3 GX89         The First National Bank of Chicago
Class B CUSIP NO. 339898 AB1 GX90         as Trustee
                           [FIRST CHICAGO LETTERHEAD]

                             FLEETWOOD CREDIT CORP.            May 15, 1996
                            FCC 1995-B GRANTOR TRUST
              $144,750,000.00 6.55% ASSET BACKED CERTIFICATES Class A
               $5,250,000.00 6.75% ASSET BACKED CERTIFICATES Class B

On April 15, 1996, interest earned and principal paid on the underlying collateral for the month of March, 1996 was paid to you by First Chicago, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to section 14.11 of the Standard Terms and Conditions of Agreement Dated July 1, 1995.
This payment per $1,000 or original issuance of your holdings is allocated as follows:

                                                                                CLASS A               CLASS B
                                                                                -------               -------
1)       Principal Distributable                                               25.810524             25.810524
2)       Interest Distributable                                                 4.612168              4.752998

3)       Fees Paid to Servicer and L.C. Bank                                  101,925.38              3,696.78
         Per certificate                                                        0.704148              0.704149

4)       a)   Pool Balance after this payment                             118,574,391.29          4,300,625.59
         b)   Pool Factor                                                      0.8191668             0.8191668

5)       Proceeds received during the period
         from physical damage insurance                                                                   0.00

6)       a)   Reserve Fund Balance                                                                3,750,000.00
         b)   % of Pool Balance                                                                          3.05%

7)       Servicer Letter of Credit Amount                                                                  N/A
              % of Pool Balance                                                                            N/A

8)       Proceeds received during the period from dealer
         repurchase obligations related to defaulted
         receivables                                                                                      0.00

9)       a) Aggregate amount of Paid-Ahead Receivables                                                     N/A
         b) Aggregate amount of Unreimbursed Advances
             with respect to Paid-Ahead Receivables                                                        N/A
         c) Change from Previous Month                                                                     N/A

10)      Aggregate unreimbursed Advances
              Prior Month                                                                           686,760.36
              Change from Previous Month                                                            (51,953.41)
              This Month                                                                            634,806.95

11)      Certificate Balance                                             118,574,391.29           4,300,625.59

12)      Class A Principal Carryover Shortfall                                                            0.00
                   Change from preceding period                                                           0.00
         Class A Interest Carryover Shortfall                                                             0.00
                   Change from preceding period                                                           0.00

         Class B Principal Carryover Shortfall                                                            0.00
                   Change from preceding period                                                           0.00
         Class B Interest Carryover Shortfall                                                             0.00
                   Change from preceding period                                                           0.00

13)      Realized Losses                                                                             36,639.91
                   Change from preceding period                                                      20,647.33

13)      Amount due Class B but paid to Class A (subordination)                                           0.00

14)      a)   Amount in the Prefunding Account                                                            0.00
         b)   Negative Carry Amount                                                                       0.00
         c)   Additional Yield Supplement Amounts                                                          N/A

15)      a)   Yield Supplement Amount                                                                      N/A
         b)   Yield Supplement Deposit Amount                                                              N/A
         c)   Yield Supplement Account Balance                                                             N/A

Class A CUSIP NO. 339098 AA3 GX89         The First National Bank of Chicago
Class B CUSIP NO. 339898 AB1 GX90         as Trustee
                           [FIRST CHICAGO LETTERHEAD]

                             FLEETWOOD CREDIT CORP.            March 15, 1996
                            FCC 1995-B GRANTOR TRUST
              $144,750,000 6.55% ASSET BACKED CERTIFICATES Class A
               $5,250,000 6.75% ASSET BACKED CERTIFICATES Class B

On March 15, 1996, interest earned and principal paid on the underlying collateral for the month of February, 1996 were paid to you by First Chicago, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to section 14.11 of the Standard Terms and Conditions of Agreement Dated July 1, 1995. This payment per $1,000 of original issuance of your holdings is allocated as follows:

                                                                                CLASS A               CLASS B
                                                                                -------               -------
1)       Principal Distributable                                               25.958829             25.958829
2)       Interest Distributable                                                 4.887860              5.037109

3)       Fees Paid to Servicer and L.C. Bank                                  108,017.98              3,917.75
         Per certificate                                                        0.746238              0.746238

4)       a)   Pool Balance after this payment                             125,864,035.61          4,565,016.84
         b)   Pool Factor                                                      0.8695270             0.8695270

5)       Proceeds received during the period
         from physical damage insurance                                                                   0.00

6)       a)   Reserve Fund Balance                                                                3,912,871.57
         b)   % of Pool Balance                                                                          3.00%

7)       Servicer Letter of Credit Amount                                                                  N/A
              % of Pool Balance                                                                            N/A

8)       Proceeds received during the period from dealer
         repurchase obligations related to defaulted
         receivables                                                                                      0.00

9)     a) Aggregate amount of Paid-Ahead Receivables                                                      N/A
  b) Aggregate amount of Unreimbursed Advances
     with respect to Paid-Ahead Receivables                                                          N/A
  c) Change from Previous Month                                                                      N/A

10)       Aggregate unreimbursed Advances
              Prior Month                                                                           692,321.84
              Change from Previous Month                                                            (54,320.38)
              This Month                                                                            638,001.46

11)      Certificate Balance                                             125,864,035.61          4,565,016.84

12)      Class A Principal Carryover Shortfall                                                            0.00
                   Change from preceding period                                                           0.00
         Class A Interest Carryover Shortfall                                                             0.00
                   Change from preceding period                                                           0.00

         Class B Principal Carryover Shortfall                                                            0.00
                   Change from preceding period                                                           0.00
         Class B Interest Carryover Shortfall                                                             0.00
                   Change from preceding period                                                           0.00

13)      Realized Losses                                                                             15,992.58
                   Change from preceding period                                                       4,258.37

14)      Amount due Class B but paid to Class A (subordination)                                           0.00

15)      a)   Amount in the Prefunding Account                                                            0.00
         b)   Negative Carry Amount                                                                       0.00
         c)   Additional Yield Supplement Amounts                                                          N/A

16)      a)   Yield Supplement Amount                                                                      N/A
         b)   Yield Supplement Deposit Amount                                                              N/A
         c)   Yield Supplement Account Balance                                                             N/A

Class A CUSIP NO. 339098 AA3 GX89         The First National Bank of Chicago
Class B CUSIP NO. 339098 AB1 GX90         as Trustee